UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009 (December 14, 2009)

TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 17th Street, Suite 1600 North Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 565-4600

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Teton Energy Corporation (“Teton,” the “Company,” “we,” “us” or “our”), and the documents incorporated herein by reference, contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:

•	our inability to continue business operations during the Chapter 11 proceeding;
•	our ability to obtain court approval of our plan of reorganization and various other motions we expect to file as part of the Chapter 11 proceeding;
•	our ability to consummate our plan of reorganization as currently planned;
•	risks associated with third party motions in the Chapter 11 proceeding, which may interfere with our reorganization as currently planned;
•	our ability to seek, obtain and approve a higher or better offer as the winning bid in the bankruptcy court auction process;
•	our ability to close the Plan Sponsorship Agreement;
•	the potential adverse effects of the Chapter 11 proceeding on our liquidity and results of operations;
•	our ability to retain and motivate key executives and other necessary personnel while seeking to implement our plan of reorganization;
•	General economic and political conditions, including governmental energy policies, tax rates or policies, inflation rates and constrained credit markets;
•	The market price of, and supply/demand balance for, oil and natural gas;
•	Our success in completing development and exploration activities, when and if we are able to resume those activities;
•	Expansion and other development trends of the oil and gas industry;
•	Acquisitions and other business opportunities that may be presented to and pursued by us;
•	Our ability to integrate our acquisitions into our company structure; and
•	Changes in laws and regulations.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.

The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.

Teton Energy Corporation (“Teton” or the “Company”) entered into a Debtor in Possession Financing Amendment and Fourth Amendment to Second Amended and Restated Credit Agreement (the “Fourth Amendment”), effective as of December 14, 2009 (the “Effective Date”), with its pre-petition lenders, JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent, and each of the financial institutions identified in the Fourth Amendment (JPMorgan Chase and the financial institutions are hereinafter collectively referred to as the “Postpetition Lenders”).  The Fourth Amendment was entered into pursuant to an order signed by the United States Bankruptcy Judge for the District of Delaware, which order allowed the Company to obtain post-petition financing from the Company’s pre-petition lenders in an amount not to exceed $750,000 (the “DIP Financing”).  In connection with the execution of the Fourth Amendment and the delivery of the DIP Financing facility, the Company paid to the Administrative Agent a fee of $15,000.

All capitalized terms not defined herein shall have the meaning set forth in the Fourth Amendment.

The Fourth Amendment made the following changes to the Second Amended and Restated Credit Agreement dated as of April 2, 2008 (as modified to date, the “Credit Agreement”):

(a) The definition of “loan documents” has been revised to mean the Fourth Amendment, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Intercreditor Agreement and the Security Instruments;

(b) The definition of “material adverse effect” has been revised to include events that could have a material adverse effect on the DIP Collateral, or the Administrative Agent’s liens (on behalf of itself and the Lenders) on the DIP Collateral, or the priority of such liens;

(c) Numerous definitions related to the DIP Financing, the DIP Collateral and the Company’s bankruptcy filing have been added to Section 1.02 of the Credit Agreement;

(d) Article 2 of the Credit Agreement has been amended to add a section detailing the terms and conditions of the Postpetition Loans;

(e) Clause (d) of Section 3.02 regarding Interest Payment Dates has been revised to indicate that, from and after the Petition Date, accrued interest on each Loan (other than a Postpetition Loan) will be due for such Loan commencing on the earliest of (1) a termination of the Rise Transaction or Plan Sponsorship Agreement, (2) the closing of the sale of all or a material part of the assets of the Company, or (3) January 31, 2010;

(f) Article 8 of the Credit Agreement was amended to add a section describing the Company’s post-petition budget and a section describing the reports to be provided to the Postpetition Lenders;

(g) The Company agreed not to incur any debt senior to or on a parity with the Lenders’ debt; and

(h) The Company agreed that it shall not pay any fees or expenses to any Bankruptcy Court-approved professional until such professional is authorized to be paid by the Bankruptcy Court.

There are no other material relationships between the Company or its affiliates and the Postpetition Lenders, other than in respect to the Credit Agreement.

The foregoing summary of the Fourth Amendment is qualified in its entirety by reference to the definitive transaction documents, a copy of which is attached as Exhibit 10.1 to this Current Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

Additional information about Teton’s reorganization, including access to Bankruptcy Court documents and other general information about the Chapter 11 cases, is available at http://tetonenergyreorganization.com/.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

N/A

(b) Pro forma financial information

N/A

(c) Shell company transactions

N/A

(d) Exhibits

Exhibit No.	Description

10.1	Debtor in Possession Financing and Fourth Amendment to Second Amended and Restated Credit Agreement, effective as of December 14, 2009 (without exhibits)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2009

TETON ENERGY CORPORATION
By:	/s/ Jonathan Bloomfield
Jonathan Bloomfield
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Debtor in Possession Financing and Fourth Amendment to Second Amended and Restated Credit Agreement, effective as of December 14, 2009 (without exhibits)